Exhibit 99.1

Press Release

ALTICE USA ANNOUNCES FINAL RESULTS OF

TRANSACTIONS TO COMBINE ITS SUDDENLINK AND OPTIMUM

BUSINESSES UNDER A SINGLE CREDIT SILO

Acceptance of 99.64% or $5.5 billion of Original Notes of the Suddenlink silo tendered for exchange

FCC approval of Combination

October 31, 2018 (NEW YORK) — In relation to Altice USA, Inc.’s (“Altice USA”, NYSE: ATUS) intention to further simplify its structure and operations by combining (the “Combination”) the Suddenlink (Cequel) and Optimum (Cablevision) businesses under a single credit silo, Altice US Finance I Corporation (the “Issuer”) and Cequel Communications Holdings I, LLC and Cequel Capital Corporation (collectively, the “Senior Notes Co-Issuers” and together with the Issuer, the “Issuers”) today announced that the expiration of the previously announced Exchange Offer and Consent Solicitation (each as defined below) occurred at 11:59 p.m. New York time on October 30, 2018.

In addition, today Altice USA received the relevant approval from the FCC relating to the Combination.

On October 2, 2018, the Issuers announced the commencement of (A) an offer to exchange (the “Exchange Offer”) any and all of:

(i)                                     the Issuer’s 5.375% senior secured notes due 2023 (the “2023 Original Notes”) in exchange for the Issuer’s new 5.375% senior secured notes due 2023 (the “2023 New Notes”);

(ii)                                  the Issuer’s 5.500% senior secured notes due 2026 (the “2026 Original Notes” and together with the 2023 Original Notes, the “Original Senior Secured Notes”) in exchange for the Issuer’s new 5.500% senior secured notes due 2026 (the “2026 New Notes”);

(iii)                               the Senior Notes Co-Issuers’ 5.125% senior notes due 2021 originally issued on May 16, 2013 (the “2021 May Original Notes”) in exchange for the Senior Notes Co-Issuers’ new 5.125% senior notes due 2021 (the “2021 May New Notes”);

(iv)                              the Senior Notes Co-Issuers’5.125% senior notes due 2021 originally issued on September 9, 2014 (the “2021 September Original Notes”) in exchange for the Senior Notes Co-Issuers’ new 5.125% senior notes due 2021 (the “2021 September New Notes”);

(v)                                 the Senior Notes Co-Issuers’7.750% senior notes due 2025 (the “2025 Original Notes”) in exchange for the Senior Notes Co-Issuers’ new 7.750% senior notes due 2025 (the “2025 New Notes”), and;

(vi)                              the Senior Notes Co-Issuers’ 7.500% senior notes due 2028 (the “2028 Original Notes” and together with the 2023 Original Notes, the 2026 Original Notes, the 2021 May Original Notes, the 2021 September Original Notes and the Original 2025 Notes, the “Original Notes”) in exchange for the Senior Notes Co-Issuers’ new 7.500% senior notes due 2028 (the “2028 New Notes” and together with the 2023 New Notes, 2026 New Notes, 2021 May New Notes, 2021 September New Notes and 2025 New Notes, the “New Notes”),

and (B) a solicitation of consents (the “Consent Solicitation” and, together with the Exchange Offer, the “Offer”) from eligible holders of the 2023 Original Notes, the 2026 Original Notes, the 2025 Original Notes and the 2028 Original Notes (the “Consent Solicitation Notes”) to make certain proposed amendments to the indentures governing the Consent Solicitation Notes. The terms and conditions of the Offer are set forth in the

Offering Memorandum. Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Offering Memorandum.

As of the Expiration Time, the following Original Notes had been validly tendered (and not validly withdrawn) and have been accepted in exchange for New Notes:

Title of Original Notes / CUSIP	Pre-Exchange Principal Amount Outstanding	Exchanged Principal Amount	Post-Exchange Principal Amount Outstanding	Exchanged Pricipal Amount of the Original Notes (%)	Principal Amount of New Notes*
5.375% Secured Notes due 2023 / 02155FAA3 / U0207AAA3	$1,100,000,000	$1,095,843,000	$4,157,000	99.62	$1,095,825,000
5.500% Secured Notes due 2026 / 02155FAC9 / U0207AAB1	$1,500,000,000	$1,498,951,000	$1,049,000	99.93	$1,498,806,000
5.125% Senior Notes due 2021 / 15672WAE4 / U15684AG5	$750,000,000	$745,036,000	$4,964,000	99.34	$744,821,000
5.125% Senior Notes due 2021 / 15672WAF1 / U15684 AH3	$500,000,000	$496,078,000	$3,922,000	99.22	$495,941,000
7.750% Senior Notes due 2025 / 02155EAA6 / U0206XAA4	$620,000,000	$618,260,000	$1,740,000	99.72	$617,881,000
7.500% Senior Notes due 2028 / 15672WAJ3 / U15684AK6	$1,050,000,000	$1,045,882,000	$4,118,000	99.61	$1,045,882,000

* Includes New Notes issued on the First Exchange Date which occurred on October 18, 2018 and New Notes to be issued on the Second Exchange Date.

Eligible holders of each series of Original Notes who properly tendered (and did not validly withdraw) Original Notes after the Early Participation Date and prior to the Expiration Time will be entitled to receive the applicable Exchange Consideration, as described under “Terms of the Exchange Offer” in the Offering Memorandum. The Original Notes will not receive any cash interest payment in respect of accrued and unpaid interest on any Exchange Date. Interest on each series of the New Notes will be deemed to accrue as described under “Terms of the Exchange Offer” in the Offering Memorandum. The New Notes in exchange for the Original Notes properly tendered (and not validly withdrawn) in the Exchange Offer following the Early Participation Date but prior to the Expiration Time are expected to be issued on the second business day following the Expiration Time. The New Notes in exchange for the Original Notes properly tendered (and not validly withdrawn) in the Exchange Offer prior to Early Participation Date were issued on October 18, 2018.

Documents relating to the Exchange Offers and Consent Solicitations have only be distributed to eligible holders of Original Notes who certify that they are either a “qualified institutional buyer” under Rule 144A or not a “U.S. person” and outside the United States under Regulation S for purposes of applicable securities laws (“Eligible Holders”); provided that persons resident in a member state of the European Economic Area must be a qualified investor (within the meaning of Article 2(1)(e) of Directive 2003/71/EC and any relevant implementing measure in each member state of the European Economic Area). The complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the Offering Memorandum, copies of which may be obtained by contacting Lucid Issuer Services Limited, the exchange agent and information agent in connection with the Exchange Offers and Consent Solicitations, at +44 20 7704 0880, via email to altice@lucid-is.com or via www.lucid-is.com/altice.

Holders of Original Notes with questions regarding the Offer procedures should contact the Exchange Agent and Information Agent for further information. For more information concerning the Offer, queries should be directed to the Joint Dealer Managers: Credit Suisse Securities (USA) LLC Eleven Madison Avenue, NY New York 10010-3629 United States, +1 800 820 1653 (toll-free), +1 212 538 1862 (collect) and Goldman Sachs & Co. LLC 200 West Street, NY New York 10282, +1 800 828 3182 (toll-free), +1 212 357 1452 (collect).

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made solely pursuant to the Offering Memorandum and only to such persons and in such jurisdictions as are permitted under applicable law.

The New Notes and the New CSC Notes have not been and will not be registered under the Securities Act of 1933, as amended, or any state securities laws or the securities laws of any other jurisdiction. Therefore, the New Notes and the New CSC Notes may not be offered or sold in the United States absent an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws.

FORWARD-LOOKING STATEMENTS

This press release contains certain estimates and other “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward looking statements generally are accompanied by words such as “will”, “expect”, “outlook” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” or other similar words, phrases or expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the expected timing of completion of the Exchange Offers, receipt of requisite consents in the Consent Solicitations and other statements that are not historical facts. These statements are based on the current expectations of Altice USA management and are not predictions of actual performance.

These statements are subject to a number of risks and uncertainties regarding Altice USA’s businesses and actual results may differ materially. These risks and uncertainties include, but are not limited to those described in the offering memorandum and consent solicitation statement and the documents incorporated by reference therein.

The forward-looking statements in this press release speak only as of date of this announcement. Altice USA undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by applicable laws or regulations.

Contacts

Head of Investor Relations

Nick Brown: +1 917 589 9983 / nick.brown@alticeusa.com

Head of Communications

Lisa Anselmo: +1 929 418 4362 / lisa.anselmo@alticeusa.com

Exchange Agent and Information Agent

www.lucid-is.com/altice / altice@lucid-is.com / +44 20 7704 0880

About Altice USA

Altice USA (NYSE: ATUS) provides broadband communications and video services in the United States, delivering broadband, pay television, telephony services, proprietary content and advertising services to approximately 4.9 million Residential and Business customers across 21 states through its Optimum and Suddenlink brands.